Exhibit 10.8

EXECUTION VERSION

TRANSITION SERVICES AGREEMENT

THIS TRANSITION SERVICES AGREEMENT (this Agreement), dated as of May 31, 2018, is by and among Unimin Corporation, a Delaware corporation (Unimin), and Sibelco North America, Inc., a Delaware corporation (SNA) and a direct wholly owned subsidiary of SCR-Sibelco N.V., a Belgian company (Sibelco). Unimin and SNA are each referred to herein individually as a Party (each as Provider and Recipient, as applicable) and collectively as the Parties. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, on December 11, 2017, Unimin, Sibelco, Fairmount Santrol Holdings Inc., a Delaware corporation (Fairmount), Bison Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Unimin (Merger Sub), and Bison Merger Sub I, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Unimin (Merger Sub LLC), entered into that certain Agreement and Plan of Merger (the Merger Agreement), pursuant to which Sibelco, Unimin, Merger Sub, Merger Sub LLC and Fairmount shall effect: (i) a business combination through the merger of Merger Sub with and into Fairmount (the Merger), with Fairmount being the surviving corporation and a wholly-owned subsidiary of Unimin; and (ii) a further business combination through the merger of Fairmount with and into Merger Sub LLC (the Second Merger) immediately following the consummation of the Merger, with Merger Sub LLC surviving the Second Merger as a wholly-owned subsidiary of Unimin;

WHEREAS, Sibelco and Unimin entered into a Business Contribution Agreement, dated on or around the date hereof (the Business Contribution Agreement), pursuant to which, prior to consummation of the Merger, Unimin will contribute all of the assets comprising its high purity quartz business (the Business) to SNA solely in exchange for all the stock of SNA and the assumption of liabilities related to the Business;

WHEREAS, the Parties desire that Provider provides to Recipient certain transition services with respect to the operation of the Business (in the case of Unimin as Provider) and the operation of the business of Unimin (in the case of SNA as Provider) following the Closing, on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, intending to be legally bound and in consideration of the mutual provisions set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

As used in this Agreement and in the schedules attached hereto:

“Business Information” has the meaning set forth in Article 9.

“Claim Period” has the meaning set forth in Section 7.2(c).

“Disclosing Party” has the meaning set forth in Article 9.

“Force Majeure Event” has the meaning set forth in Article 8.

“Indemnification Claim” has the meaning set forth in Section 7.2(c).

“Indemnifying Party” has the meaning set forth in Section 7.2(c).

“Invoice Coordinator” has the meaning set forth in Section 5.3.

“Non-Disclosing Party” has the meaning set forth in Article 9.

“Providers” means Provider and any Affiliates of Provider providing Transition Services pursuant to this Agreement.

“Provider Indemnitees” has the meaning set forth in Section 7.2(a)

“Recipients” means Recipient and any Affiliate of Recipient receiving Transition Services pursuant to this Agreement.

“Recipient Indemnitees” has the meaning set forth in Section 7.2(b).

“Service Coordinators” has the meaning set forth in Section 5.2.

“Termination Date” has the meaning set forth in Section 3.1.

“Third Party Provider” has the meaning set forth in Section 2.2.

“Transition Services Schedule” has the meaning set forth in Section 2.1.

ARTICLE 2

PROVISION OF TRANSITION SERVICES

2.1 Transition Services

Subject to the terms and conditions of this Agreement, Provider shall provide, or cause one or more of its Affiliates or Third Party Providers (as defined below) to provide, to Recipient each of the services set forth in Schedule 1 (as amended from time to time in accordance with the terms of this Agreement, the Transition Services Schedule) for the respective periods and upon the terms and conditions set forth in this Agreement (such services, the Transition Services).

2.2 Third Party Provider

Provider may satisfy its obligation to provide the Transition Services hereunder by (i) causing one or more of its Affiliates to provide such Transition Services or by subcontracting any such Transition Services or any portion thereof to such Affiliates; or (ii) procuring any such Transition Services or a portion thereof from contractors, subcontractors, vendors or other third party providers (each, a Third Party Provider).

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2.3 Standard of Transition Services

In providing the Transition Services, the Provider and its Affiliates, and their employees, officers, directors and agents, shall (i) comply with all applicable laws, rules and regulations, (ii) provide the Transition Services in the same manner and at the same standard pursuant to which such services were being provided with respect to the Business (in the case of Unimin as Provider) or the business of Unimin (in the case of SNA as Provider) in the year period prior to the Closing, and (iii) provide the Transition Services in a professional and workmanlike manner, using personnel with sufficient training and expertise in providing the Transition Services. The Provider and the Recipient shall cooperate with each other in good faith to determine the additional details concerning the exact means of providing the Transition Services or any additional transition services that Recipient deems is reasonably necessary to conduct the Business or the business of Unimin, as applicable.

2.4 Third Party Consent

The Provider shall be responsible for any third party consents required in order to provide the Transition Services (the Third Party Consents), and the Recipient shall reasonably assist the Provider in the Provider’s efforts to obtain such Third Party Consents as the Provider may reasonably request. Any fees or other out-of-pocket costs to obtain Third Party Consents shall be borne by the Recipient.

ARTICLE 3

TERM AND TERMINATION

3.1 Term

The term of this Agreement shall commence on the Closing Date and, unless earlier terminated in accordance with the provisions of this Agreement, shall continue in effect with respect to each of the Transition Services for the term thereof as set forth in Schedule 1 (the last date in each such term being referred to in this Agreement as the Termination Date for each of such Transition Services). This Agreement shall automatically terminate on the last Termination Date.

3.2 Extension of Term

The term of any portion of the Transition Services as set forth in Schedule 1 may be extended by the Recipient upon fifteen (15) days’ written notice to Provider prior to the Termination Date of such Transition Services or such other period of notice as specifically provided in Schedule 1 with respect to the subject Transition Services.

3.3 Termination

This Agreement may be terminated prior to any Termination Date as follows:

(a)	by mutual consent of the Parties;

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(b)	automatically, without notice by or to either Party, upon the insolvency of the other Party;

(c)	by the Recipient, as to any particular Transition Service upon fifteen (15) days’ prior written notice of its desire to terminate such Transition Service, in accordance with Section 3.4; or

(d)	by either Party, in the event that the other Party breaches any representation, warranty, covenant or other material obligation (other than payment) of such Party set forth in this Agreement or the Merger Agreement, and fails to cure such breach as promptly as commercially practicable but in any event within fifteen (15) days after written notice from the non-breaching Party of such breach (which notice must specify, in commercially reasonable detail, the nature of such breach), then the non-breaching Party is entitled to immediately, at the expiration of such 15-day period, by written notice to the breaching Party, terminate this Agreement, without penalty, liability or further obligation therefore.

3.4 Partial Termination

The Provider shall reduce or terminate any portion of the Transition Services upon fifteen (15) days’ prior written notice from the Recipient. Any requested termination or reduction of Transition Services pursuant to this Section 3.4 shall become effective at the end of such 15-day notice period. The Provider shall thereafter no longer be obligated to provide Transition Services with respect to such Transition Service and the Recipient shall only be obligated to (a) pay for fees, if any, incurred with respect to such Transition Service up to such date, and (b) reimburse the Provider for any reasonable out-of-pocket expenses attributable to such Transition Service as of such date. Schedule 1 shall thereafter be amended to reflect the termination or reduction of such Transition Service.

3.5 Survival

Article 3, Article 7, Article 9 and Article 10 shall survive the termination of this Agreement.

ARTICLE 4

INVOICES

Within thirty (30) days after the end of each calendar month for which fees are payable hereunder, Provider shall submit one invoice to Recipient for all Transition Services provided during such calendar month pursuant to this Agreement. The invoices shall include a reasonably detailed description of, and specify the amount for, each type of Transition Service. Recipient shall pay such invoices within forty-five (45) days after receipt of the invoice. The Recipient shall promptly notify the Provider, and in no event later than ten (10) Business Days following receipt of such invoice, of any objection of the Recipient with regard to such invoice, and the Parties shall promptly commence good faith negotiations to resolve such dispute.

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ARTICLE 5

PERSONNEL

5.1 Access

The Recipient shall grant the personnel of the Provider or its Affiliates access to the locations, systems and information of the Recipient as reasonably necessary for the Transition Services to be provided pursuant to this Agreement, in each case, subject to the Provider’s compliance with the Recipient’s terms of use and access and network policies.

5.2 Service Coordinators

The Provider and the Recipient shall each nominate one coordinator for each functional area of the Transition Services, as set forth on Schedule 1 or as subsequently nominated from time to time by each Party (each coordinator, a Service Coordinator), to act as the primary contact person with respect to the performance of the relevant Transition Services. Each Party shall have a Service Coordinator for each functional area of the Transition Services in place at all times. Unless Provider and Recipient agree otherwise, all communications relating to this Agreement and the schedule of Transition Services shall be directed by the relevant Service Coordinator. Each Party may treat an act of a Service Coordinator of the other Party as the authorized act of such Party without any further inquiry. Each Party shall have the right at any time, and from time to time, without the prior approval of the other Party, to replace such Party’s Service Coordinator by giving written notice to the other Party setting forth (i) the name of the replacement Service Coordinator, and (ii) a certification that the replacement Service Coordinator is authorized to act for the Party giving notice in all matters relating to this Agreement.

5.3 Invoice Coordinators

The Provider and the Recipient shall each nominate from time to time one coordinator to act as the primary person with respect to the preparation (in case of the Provider) and payment (in case of the Recipient) of the monthly invoice (each coordinator, an Invoice Coordinator). Each Party shall have an Invoice Coordinator in place at all times.

ARTICLE 6

INTELLECTUAL PROPERTY

Except as otherwise provided in this Agreement, the Merger Agreement or the Ancillary Agreements, the Provider, the Recipient and any Third Party Provider shall retain all right, title and interest in and to their respective Intellectual Property. No license or other right, express, implied or otherwise, is granted under this Agreement, except that solely to the extent use of any Intellectual Property of the Provider and the Recipient is required for the provision or receipt of the Transition Services (as the case may be) in accordance with this Agreement, each of the Provider and the Recipient hereby grants to the other a non-exclusive, non-transferable, non-sublicensable (except to third parties to the extent required for the provision or receipt of Transition Services, but not for such third party’s own independent use or for any other purpose), royalty-free license, during the term of this Agreement, to internally use such Intellectual Property solely to the extent and for the

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duration necessary to provide or receive the applicable Transition Service in accordance with this Agreement (it being understood that such a license shall automatically terminate immediately upon the applicable Termination Date, and is subject to any licenses granted by other Persons with respect to Intellectual Property not owned by the Provider or the Recipient).

ARTICLE 7

INDEMNIFICATION

7.1 No Other Representations or Warranties

The representations and warranties set forth in this Agreement are the Provider’s only representations and warranties concerning the Transition Services and are made for the benefit of the Recipient in lieu of all other representations or warranties of any kind, express or implied, including warranties of merchantability or fitness for any particular use or purpose with respect to any Transition Services.

7.2 Indemnification

(a)	The Recipient shall indemnify and hold harmless the Provider and its directors, officers, employees, agents and representatives (collectively, the Provider Indemnitees) from and against any and all losses which the Provider Indemnitees may incur arising or resulting from (i) the Recipient’s material breach of the terms of this Agreement, or (ii) the Recipient’s gross negligence or intentional misconduct or the material violation of any Law by the Recipient, in each case in connection with the receipt of the Transition Services.

(b)	The Provider shall indemnify and hold harmless the Recipient and its directors, officers, employees, agents and representatives (collectively, the Recipient Indemnitees) from and against any and all losses which the Recipient Indemnitees may incur arising or resulting from (i) the Provider’s material breach of the terms of this Agreement, or (ii) the Provider’s gross negligence or intentional misconduct or the material violation of any Law by the Provider, in each case in connection with the provision of, or failure to provide, the Transition Services.

(c)	The party or parties against whom a claim for indemnification (an Indemnification Claim) is made under this Section 7.2 shall be referred to as the Indemnifying Party. Indemnification Claims must be submitted to the Indemnifying Party within 60 days of the Termination Date with respect to the relevant Transition Service (the Claim Period).

7.3 Limitations on Liability

Notwithstanding any provision herein to the contrary:

(a)	An Indemnifying Party’s maximum aggregate liability with respect to losses for each Transition Service under any Indemnification Claim shall not exceed the total amount of fees paid by the Recipient with respect to such Transition Service as of the date the Indemnification Claim for such losses is submitted to the Indemnifying Party;

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(b)	An Indemnifying Party shall not be liable for losses under any Indemnification Claim submitted after the Claim Period; and

(c)	NOTWITHSTANDING ANYTHING TO THE CONTRARY, IN NO EVENT SHALL ANY PARTY BE LIABLE TO THE OTHER PARTY UNDER THIS AGREEMENT FOR ANY PUNITIVE, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS, LOSS OF REVENUE OR LOST SALES) IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT.

ARTICLE 8

FORCE MAJEURE

In the event that the Provider or any of its Affiliates are delayed in or prevented from performing their obligations under this Agreement, in whole or in part, due to a cause beyond their reasonable control, including an act of God, fire, flood, explosion, civil disorder, strike, lockout or other labor trouble, material shortages of utilities, any law, judgment, demand or requirement of any Governmental Authority, riot, war, or other cause beyond the reasonable control of the Provider (each a Force Majeure Event), then, upon written notice to the Recipient, (a) the affected obligations under this Agreement shall be suspended to the extent reasonably necessary during the period of the Force Majeure Event, (b) the Provider shall have the right to apportion its and its Affiliates’ services in an equitable manner to all users, (c) the Provider and its Affiliates shall not have any liability to the Recipient or any other Person in connection with such suspended obligation and (d) the Provider shall use their commercially reasonable efforts to cure the cause of the delay or failure to perform and to resume performance as soon as practicable after the Force Majeure Event has ended. All fees otherwise payable in connection with the Transition Services affected by the Force Majeure Event shall be waived for the entire period of suspension.

ARTICLE 9

CONFIDENTIALITY

Both Parties shall hold, and shall cause their respective Affiliates, directors, officers, employees, agents, representatives, successors, assigns, accountants and advisors to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all documents and information relating to the business of the other Party disclosed to it by reason of this Agreement (the Business Information), except to the extent that such Business Information (a) must be disclosed in connection with such Party’s obligations under this Agreement, (b) can be shown to have been in the public domain through no fault of the Disclosing Party (as defined below), or (c) was later lawfully acquired by the Disclosing Party from sources other than a Party to this Agreement or its Affiliates that were not bound by any confidentiality agreement with respect to such Business Information. In the event that either Party or any of their respective Affiliates, directors, officers, employees or agents is requested pursuant to, or

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required by, law to disclose any Business Information (the Disclosing Party), such Disclosing Party shall notify the other Party (the Non-Disclosing Party) promptly in writing of such requirement so that the Non-Disclosing Party may seek a protective order or other appropriate remedy or waive compliance with this Article 9, and if no such protective order or other remedy is obtained, or the Non-Disclosing Party waives compliance with this Article 9, the Disclosing Party shall disclose only that portion of such Business Information which it is advised by its outside legal counsel is legally required to be disclosed and shall use its best efforts to obtain assurances that confidential treatment shall be accorded such Business Information.

ARTICLE 10

GENERAL PROVISIONS

10.1 Notices

All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, or, if confirmed, emailed or sent by overnight courier (providing proof of delivery) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to Unimin:

Unimin Corporation

258 Elm Street

New Canaan, CT 06840

United States of America

Attention: Chief Legal Counsel

Email: rsolazzo@unimin.com

with a copy (which shall not constitute notice) to:

Freshfields Bruckhaus Deringer US LLP

601 Lexington Avenue, 31st Floor

New York, NY 10022

Attention: Peter D. Lyons, Esq.

Email: peter.lyons@freshfields.com

If to SNA:

Sibelco North America, Inc.

258 Elm Street

New Canaan, CT 06840

United States of America

Attention: C. E. Lindsey Jr.

Email: clindsey@unimin.com

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10.2 Amendment and Waivers

This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Parties.

10.3 Entire Agreement; No Third Party Rights

This Agreement (including the Schedules hereto), taken together with the Merger Agreement and any applicable Ancillary Agreement, (i) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof; and (ii) is not intended to and shall not confer upon any person other than the Parties any rights or remedies hereunder. In the event and to the extent that there is a conflict between the provisions of this Agreement and the Merger Agreement or any applicable Ancillary Agreement as it relates to the Transition Services, the provisions of this Agreement shall control. The Schedules to this Agreement are incorporated herein by reference and made a part of this Agreement.

10.4 Assignment and Successors

Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, without the prior written consent of the other Parties. Any purported assignment in violation of the preceding sentence shall be void. Subject to the foregoing, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

10.5 Interpretation

When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement, unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof”, “hereto”, “hereby”, “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, unless otherwise specifically indicated. References to a person are also to its permitted successors and assigns. Unless otherwise specifically indicated, all references to “dollars” and “$” shall be deemed references to the lawful money of the United States of America.

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10.6 Severability

If any term or other provision of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by Applicable Law in a mutually acceptable manner to the end that the Transaction Services are fulfilled to the fullest extent possible.

10.7 Expenses

Except as set forth in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, all fees and expenses incurred in connection with this Agreement and the Transition Services shall be paid by the Party incurring such fees or expenses.

10.8 Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under any applicable principles of conflicts of laws thereof.

10.9 Consent to Jurisdiction

Each of the Parties (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware or any federal court sitting in the State of Delaware; (ii) agrees that it shall not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (iii) agrees that it shall not bring any such action in any court other than the Court of Chancery for the State of Delaware in and for New Castle County, Delaware, or any federal court sitting in the State of Delaware and appellate courts thereof. Each Party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in this Section 10.9 in any such Action by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 10.1. However, the foregoing shall not limit the right of a Party to effect service of process on the other Party by any other legally available method.

10.10 Waiver of Jury Trial

EACH OF UNIMIN AND SNA WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.

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10.11 Counterparts

This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered (including by electronic transmission) to the other Parties.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date indicated in the first sentence of this Agreement.

UNIMIN CORPORATION

By:	/s/ Campbell Jones
Name: Campbell Jones
Title: President and Chief Executive Officer

SIBELCO NORTH AMERICA, INC.

By:	/s/ Kurt Decat
Name: Kurt Decat
Title: Chief Executive Officer

Signature page to Sibelco North America, Inc. Transition Services Agreement

SCHEDULE 1

[See attached]

TRANSITION SERVICES SCHEDULES1

OPERATIONS

Service No.	Functional Area	Service Coordinator (for each Party)	Service	Description /Scope of Service	Service Period	Service Charge	Extension of Services
OP. 01	Operations, Mine Planning	Provider (Unimin): Scott Atkins Recipient (SNA): Douglas Myers	Mine Planning, Mining Planning Engineer

Mine Planning Engineer needed to support the operations in High Purity Quartz (HPQ).

•  Provide expertise as needed to respond to specific customer related inquiries or complaints.

•  Complete 5 Year Mine Plans for 2018/2019 cycle.

•  Complete survey update for 2018.

•  Provide training to new Mine Planning Engineer for SNA.

•  Ensure all mining related electronic data is provided to Sibleco North America.

•  Unimin to provide necessary onboarding and training prior to completion of this transition service.

					7 months	Total: $62,174 Monthly: $8,882	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 7 additional months by giving no less than fifteen (15) days’ prior written notice to the Provider’s Service Coordinator of such extended period (the “Extended Service Term”). The Service Charge for these Transition Services shall not change or be adjusted during the Service Term Extension.

OP. 02	Operations, Operations Optimization	Provider (Unimin): Scott Atkins Recipient (SNA): Douglas Myers	Operations Optimization, Operations Optimization Engineer

Operations Optimization support for Bright Site Program (BSP) in High Purity Quartz (HPQ).

•  Assist with the building of the program “fact pack” of HPQ operations.

•  Provide HPQ Change Agent ability to observe BSP program in-progress at Unimin site .

•  Support the “Diagnostics” portion of the program at HPQ.

•  Unimin to provide necessary onboarding and training prior to completion of this transition service.

					8 Months	Total: $45,804 Monthly: $5,725	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 8 additional months by giving no less than fifteen (15) days’ prior written notice to the Provider’s Service Coordinator of such extended period (the “Extended Service Term”). The Service Charge for these Transition Services shall not change or be adjusted during the Service Term Extension.

OP.03	Operations, Geology	Provider (Unimin): Scott Atkins Recipient (SNA): Douglas Myers	Drilling Management, Geologist

Geological drilling program management for High Purity Quartz (HPQ).

•  Manage the 2018 geologic drilling program at the Buna Mine.

•  Oversee drilling contractors, log drill core, conduct all necessary activities related to program.

					2 months	Total: $30,465 Monthly: $15,233	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 2 additional months by giving no less than fifteen (15) days’ prior written notice to the Provider’s Service Coordinator of such extended period (the “Extended Service Term”). The Service

1	All Transition Services provided shall be provided in the same manner and at the same standard pursuant to which such services were being provided with respect to the business of the Recipient in the year prior to the Closing.

				• Unimin to provide necessary onboarding and training prior to completion of this transition service.			Charge for these Transition Services shall not change or be adjusted during the Service Term Extension.

OP.04	Operations, Environmental	Provider (Unimin): Steve Westmoreland/Dan Gerber Recipient (SNA): Douglas Myers	Environmental, Environmental Engineer	Perform dispersion modeling studies at Crystal using onsite met data in order to show compliance with toxic air emission limits. Same study should be done for Red Hill early 2019.	13 months 6/30/19	Total: $6,000 for 60 hours Monthly: $462 Non-FTE Total: $6,000	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 7 additional months by giving no less than fifteen (15) days’ prior written notice to the Provider’s Service Coordinator of such extended period (the “Extended Service Term”). The Service Charge for these Transition Services shall not change or be adjusted during the Service Term Extension.

T&I

Service No.	Functional Area	Service Coordinator (for each Party)	Service	Description /Scope of Service	Service Period	Service Charge	Extension of Services
TI.01	T&I, Analytical Services	Provider (Unimin): Allison Reidies Recipient (SNA): Reynaldo Aloy	XRF Calibration in support of ISO certification, Analytical Chemist

•  Unimin to provide interim “calibration service” to SNA’s HPQ operations where and when necessary to comply with requirements for ISO certification of in-plant chemical analysis of process control plan samples by X-ray fluorescence spectroscopy and “training” to assist SNA in installing this process in house. “Calibration service” shall mean 1) fusing and creation of fused bead standards, 2) creation of regression curve 3) operational troubleshooting 4) shipping of standards to SNA 5) XRF testing of SNA standards to validate standard curve. “Training” shall mean 1) specification of equipment and materials to be purchased and installed by SNA, 2) Instrument and procedure training on installed equipment at SNA, where and when necessary 3) Validation and sign off on SNA competency to calibrate XRF independently. Services shall be provided on a hourly time and materials. Travel expenses, excluding billable travel time, will be allocated to SNA at cost.

•  Calibration service “When and Where” defined by 48 hour response time and 5 day resolution timeframe.

•  Unimin to provide necessary onboarding and training prior to completion of this transition service.

					7 months	Total: $9,240 Hourly: $116	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 80 additional hours (or 7 additional months if hours align) by giving no less than fifteen (15) days’ prior written notice to the Provider’s Service Coordinator of such extended period (the “Extended Service Term”). The Service Charge for these Transition Services shall not change or be adjusted during the Service Term Extension.

SUPPLY CHAIN

Service No.	Functional Area	Service Coordinator (for each Party)	Service	Description /Scope of Service	Service Period	Service Charge	Extension of Services
SC.01	Supply Chain	Provider (Unimin): Cameron Berry Recipient (SNA): Markus Fischer	Export Pricing Specialist

Perform Supply Chain Export Pricing Specialist Roles & Responsibilities:

•  Negotiate Market Competitive Export Container and Air Cargo Freight Rates.

•  Complete Export Rate Requests for Sales, Customer Service and Marketing Departments.

•  Administer All Ocean Line Service Contracts.

•  Maintain Export Freight Pricing in Bourque System.

•  Act as Liaison for SNA with Ocean Carriers, Freight Forwarders, Sales, Customer Service and Plant Operations to Resolve Rate Related Service Issues.

•  Publish Rate and Routing Instructions for Customer Service and Freight Forwarder.

•  Maintain Ocean Carrier (Origin/Destination) Cost Database Spreadsheet.

•  Audit Ocean Carrier Invoices and Remit Payments to Accounts Payable Department for Payment Within Contract Terms.

•  Unimin to provide necessary onboarding and training prior to completion of this transition service.

•  Employee to be paid in Canadian currency.

					7 months to be aligned with 2019 budget	Total: $12,331 Monthly: $1,762	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 7 additional months by giving no less than thirty (30) days’ prior written notice to the Provider’s Service Coordinator of such extended period (the “Extended Service Term”). The Service Charge for these Transition Services shall not change or be adjusted during the Service Term Extension.

PROCUREMENT

Service No.	Functional Area	Service Coordinator (for each Party)	Service	Description /Scope of Service	Service Period	Service Charge	Extension of Services
PRC.01	Procurement	Provider (Unimin): Jack Mirival Recipient (SNA): Eric Roark	Fleet Management; Fleet Manager

•  Unimin Fleet Manager needed to support the transition of large mobile equipment leases to High Purity Quartz (HPQ).

•  Assist in the orderly transfer of documentation of large mobile equipment leases from legacy Unimin to SNA.

•  Work with internal and external legal teams in negotiation and signing necessary lease transfer documents to SNA.

					2 Months (8/1/2018)	Total: $4,333 Monthly: $2,167	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 2 additional months by giving no less than fifteen (15) days’ prior written notice to the Provider’s Service Coordinator of such extended period (the “Extended Service Term”). The Service Charge for these Transition Services shall not change or be adjusted during the Service Term Extension.

FINANCE

Service No.	Functional Area	Service Coordinator (for each Party)	Service	Description /Scope of Service	Service Period	Service Charge	Extension of Services
FI.01	Finance, Record to Report	Provider (Unimin): Meghan DeMasi Recipient (SNA): Reynaldo Aloy	GL Accounting and Close Procedures, Accounting Manager

•  Perform G/L Accounting and monthly closing process:

•  Accounting, reporting and month end closing activities for the various functions Posting journal entries.

•  Changing cost center allocation cycles and executing the cycles at month end.

•  G/L account reconciliations for these functions.

•  Accruals – including Group Medical, with a separate accrual due as a related party vendor.

•  Workers compensation, prepaid insurance, property taxes and liability insurance.

•  Tax calculations (Vertex, Sales and Use and Property tax and filings related to these, priviledge tax, sales tax exemptions, audits).

•  Cost allocations.

•  Revaluation of financial balances (from transaction to local and transaction to group currency).

•  Provide data for trend/fluctuation analysis at a G/L level.

•  Business destination / geography manual entries.

•  Reporting (Generate IFS or other reports as needed to support consolidation and workarounds).

•  Provide agreed-upon support for footnotes/disclosure, exception investigation support, considering that materiality will be lower than what is contemplated for Unimin.

•  Accounting and reporting for Tagetik.

•  Includes training / mirroring from any new hire and/or internal transfer (Unimin to provide necessary onboarding and training prior to completion of this transition service).

•  Pay, charge and get reimbursement of any costs that arise and need to be paid by Unimin on behalf of SNA (e.g. Wheels, American Express Travel Vendor, Purchasing cards, etc.)

					2 Months	Total: $7,400 Monthly: $3,700	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 2 additional months by giving no less than fifteen (15) days’ prior written notice to the Provider’s Service Coordinator of such extended period (the “Extended Service Term”). The Service Charge for these Transition Services shall not change or be adjusted during the Service Term Extension.

FI.02	Finance, Record to Report	Provider (Unimin): Meghan DeMasi Recipient (SNA): Reynaldo Aloy	Fixed Asset Accounting, Inventory Costing, Accounting Manager

•  Project Accounting: (1) Project loading, maintenance, and authorization check, (2) Project capitalization, and (3) Transfer from construction to fixed asset.

•  Asset Accounting: (1) Asset sales (intercompany and third party), (2) Retirements, (3) Non Operating and Abandoned in Place, and (4) Unplanned and Accelerated Depreciation.

•  Month-End Closing: (1) Depreciation run-book and tax amortization/depreciation calculations and schedules, (2) PP&E impact on Financial Statements. Prepare Open Construction Balance reports. Gather reconciliation status from project owners at the project level and report reconciliation status of Open Construction balance at the legal entity level.

•  Prepare Open Construction Balance reports. Gather reconciliation status from project owners at the project level and report reconciliation status of Open Construction balance at the legal entity level.

•  Inventory Costing.

•  Unimin to provide necessary onboarding and training prior to completion of this transition service.

				2 Months	Total: $7,400 Monthly: $3,700	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 2 additional months by giving no less than fifteen (15) days’ prior written notice to the Provider’s Service Coordinator of such extended period (the “Extended Service Term”). The Service Charge for these Transition Services shall not change or be adjusted during the Service Term Extension.
FI.03	Finance, Record to Report	Provider (Unimin): Meghan DeMasi Recipient (SNA): Reynaldo Aloy	GL Data Maintenance,Accounting Manager

•  Day-to-day services available to perform the agreed-upon master data management maintenance processes, tools, data upload services, and end user training for maintenance of G/L related master data (e.g., chart of accounts, local profit and cost centers, A/P & A/R registers, fixed assets & intangibles asset registers and others as necessary) Services included:

•  Communication and tracking of deviation / issues.

•  Recipient when a request does not meet Master Data Management standards before inputting into IFS System.

•  Provide end user with instructions in the form of training or otherwise to provide appropriate inputs in desired form and format.

•  Unimin master data services team will maintain any documentation of standards, procedures or policies associated with ERP Master data and have it readily available for SNA’s use.

•  Unimin to provide necessary onboarding and training prior to completion of this transition service.

				2 Months	Total: $7,400 Monthly: $3,700	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 2 additional months by giving no less than fifteen (15) day’s prior written notice to the Provider’s Service Coordinator of such extended period (the “Extended Service Term”). The Service Charge for these Transition Services shall not change or be adjusted during the Service Term Extension.

FI.04	Finance, Order to Cash	Provider (Unimin): Meghan DeMasi Recipient (SNA): Reynaldo Aloy	Accounts Receivable and Billing, Accounting Manager

•  Perform billing, collections and payment application for A/R corporate/business customers. Continue with Unimin’s current collection process for unpaid items aged past 30 days.

•  Review and approve new corporate/business accounts in conjunction with Treasury and continue current process of requiring credit application from customer.

•  Credit approval should follow existing Unimin credit standards. Unimin will review, post and send AR accounting transactions to Unimin’s IFS General - Accounting group, who will in turn provide and AR aging summary and detail reports to SNA monthly.

•  Unimin to provide necessary onboarding and training prior to completion of this transition service.

				1 Month	Total: $3,500 Monthly: $3,500	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 1 additional months by giving no less than fifteen (15) days’ prior written notice to the Provider’s Service Coordinator of such extended period (the “Extended Service Term”). The Service Charge for these Transition Services shall not change or be adjusted during the Service Term Extension.

FI.05	Finance, Treasury	Provider (Unimin): Meghan DeMasi Recipient (SNA): Reynaldo Aloy	Treasury Bank Account Coordination, Accounting, and Cash Management, Treasury Support

•  Assist SNA to ensure funding and bank account operationalization to Assist with business with funding for payroll, accounts payables, trade payables, or other purchases, which shall be made directly from a SNA cash disbursement account.

•  Releasing and entering wires, including international and pull wire reports to apply them to invoices.

•  Support plant-level / local-level cash management.

•  Assist with mis-directed cash payments.

•  Assist with Treasury Accounting / bank account.

•  Accounting support and questions as needed.

•  Unimin to provide necessary onboarding and training prior to completion of this transition service.

•  Support Misdirected Cash: Escalate unidentified cash receipts to SNA Treasury and / or Finance Leadership for resolution. Up to and until 3-6 months after the Effective Date, when a payment is received by either party that belongs to the other party, the party receiving such payment will timely identify and transfer the funds to the other party (within the country and currency received, instead of being sent back to the customer). A daily reconciliation of customer cash receipts will be posted in IFS. Unimin to apply cash received only; while SNA is solely responsible for collecting A/R.

•  Unimin to provide services to SNA to handle claims that come through regarding local insurance policies (Automotive insurance for select individuals who have a company car, general liability insurance, and Worker’s Compensation insurance) for Day 1, as needed or until vendors are established separately by SNA.

				6 Months	Total: $30,000 Monthly: $5,000	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 6 additional months by giving no less than fifteen (15) days’ prior written notice to the Provider’s Service Coordinator of such extended period (the “Extended Service Term”). The Service Charge for these Transition Services shall not change or be adjusted during the Service Term Extension.

FI.06	Finance, Invoice to Pay	Provider (Unimin): Meghan DeMasi Recipient (SNA): Reynaldo Aloy	Accounts Payable, Accounting Manager

•  Unimin’s accounts payable team will process invoices via an IFS 3 way systemic matching process based on established thresholds. Discrepancies outside of the thresholds are resolved based on coordination with key stakeholders.

•  Once received, Unimin’s accounts payable team will process invoices. All invoices must have appropriate IFS GL coding along with an approval code. AP management maintains an approval matrix in IFS of authorized approvers and associated limits. The majority of invoices are and will continue to be processed via electronic loads including but not limited to rent, utilities, freight, repair and maintenance, telecom, customer refunds, advertising, tax, garnishments, etc.). Supplies are processed and approved via normal course of business for Unimin.

•  Assist in handling inquiries from vendors regarding payments.

•  Review, post, and send accounts payable accounting transactions to IFS GL. Provide accounts payable aging summary and detail reports.

•  Process 1099s, as and when appropriate according to IRS guidelines.

•  Unimin to provide necessary onboarding and training prior to completion of this transition service.

•  Unimin to provide services to SNA for Purchasing Card chargebacks and T&E American Express Travel vendor usage.

				1 Month	Total: $4,000 Monthly: $4,000	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 1 additional months by giving no less than fifteen (15) days’ prior written notice to the Provider’s Service Coordinator of such extended period (the “Extended Service Term”). The Service Charge for these Transition Services shall not change or be adjusted during the Service Term Extension.

FACILITIES

Service No.	Functional Area	Service Coordinator (for each Party)	Service	Description /Scope of Service	Service Period	Service Charge	Extension of Services
FAC.01	Facilities	Provider (Unimin): Janet Kilbane Recipient (SNA): Reynaldo Aloy	Charlotte Office Space	Unimin to provide Charlotte office space to SNA until new office space for SNA is agreed upon.	Through August 30, 2018 (3 months)	Total: $7,200 Monthly: $2,400 per month	This will be adjusted/renegotiated on a monthly basis.

FAC.02	Facilities	Provider (Unimin): Chris Goodwin Recipient (SNA): Reynaldo Aloy	New Canaan Office Space	Unimin to provide New Canaan office space to SNA until necessary.	Through August 30, 2018 (3 months)	Total: $4,314 Monthly: $1,458 per month	This will be adjusted/renegotiated on a monthly basis as employees relocate, get hired and/or temporarily reside in New Canaan if needed.

COMM CPC

Service No.	Functional Area	Service Coordinator (for each Party)	Service	Description / Scope of Service	Service Period	Service Charge	Extension of Services
CPC.01	Comm CPC, Sales Services	Provider (Unimin): Janet Kilbane Recipient (SNA): Matthew Smith	C&P CS Specialist, Customer Service Rep

•  Interface with Sales (SNA) and Customer Services personnel and the plants (Unimin) to attend to and resolve all customer related issues that keep the Customer at the Center for C&P business.

•  Main focus is to be the Data Steward for Sales and Marketing, maintaining accurate data in Salesforce and Unimin systems. Maintain accurate information flow for documents as TDS, MSDS, pricing etc.

•  Assist with customer communications including price increase letters, pricelists as well as day to day processing requests to support Sales Services teams and Sales.

•  Complaint acknowledgement and resolution and interface with Unimin for various customer requests in regards to invoice, BOL requirements, credit checks and other reporting needs. Sample management from receipt of incoming sample requests, validate sample information and assure interaction with the plants.

•  Will need to have a general understanding of all Sales Services functions to offer additional administrative support when necessary.

•  Maintain accurate data records for over 500 customers and 100 products.

•  Responsible for updating Salesforce with new customers.

•  Support annual price increases.

					7 months	Total: $52,038 Monthly: $7,434	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 7 additional months by giving no less than fifteen (15) days’ prior written notice to the Provider’s Service Coordinator of such extended period (the “Extended Service Term”). The Service Charge for these Transition Services shall not change or be adjusted during the Service Term Extension.

•  Responsible for follow up and final resolution of approximately 100 complaints per year.

•  Responsible for mailing new customer packages.

•  Customer requests for BOL support and invoice copies – number varies.

•  Manage companywide sample requests of approximately 30 per month.

•  Manage agency commissions Unimin -SNA transactions.

•  No direct reports to supervise.

•  Unimin to provide necessary onboarding and training prior to completion of this transition service.

CPC.02	Comm CPC	Provider (Unimin): Joaquin Duran Martinez Recipient (SNA): Steven Devlies	Mexico Technical Sales Manager: Coating and Polymer, Technical Sales Manager

Provide employment service to C&P Technical Sales Manager Mexico (Carlos Hernandez) as long as SNA doesn’t have own system to employ him. This concerns payroll, benefits, social security, office support as provided today.

Job scope of Carlos Hernandez as Technical Sales Manager C&P (and temporarily Sales Manager C&P) for Mexico:

•  Reporting to Scott Vanremortel (Technical sales Manager Coatings NAM).

•  Provide Technical service to C&P customers as to the use of our products in their applications in Mexico.

•  (Temporarily) Commercial responsible for the C&P customers in Mexico (as agent).

•  Interfacing with Mexico plants (mostly Apodaca), customers, distributors, other technical sales managers and sales managers in C&P NAM team.

•  Working in CRM, Outlook, Oursibelco. Unimin to provide necessary onboarding and training prior to completion of this transition service.

				7 months	Total: NA Monthly: Pass through invoices for SNA related charges	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 7 additional months by giving no less than fifteen (15) days’ prior written notice to the Provider’s Service Coordinator of such extended period (the “Extended Service Term”). The Service Charge for these Transition Services shall not change or be adjusted during the Service Term Extension.

HUMAN RESOURCES

Service No.	Functional Area	Service Coordinator (for each Party)	Service	Description /Scope of Service	Service Period	Service Charge	Extension of Services
HR.01	HR	Provider (Unimin): Jennifer Fox Recipient (SNA): Jennifer Bowen	Opportunity posting and applicant tracking, Recruiting Manager

•  Provide job posting and applicant tracking tools for opportunities open and not yet hired during the transition to SNA utilizing Open Hire Software (open in May and not hired as of June 1).

•  Provide coverage for job posting and applicant tracking of a currently open opportunity until SNA Open Hire is live.

					4 months	Total: $847 Monthly: $212	Not needed.

HR.02	HR	Provider (Unimin): Jennifer Fox Recipient (SNA): Jennifer Bowen	Onboarding Services, HR Coordinator

•  Provide onboarding tools, checklists, direct deposit, I-9, tax deductions, and benefits enrollment of new hires for open opportunities during the transition.

•  Provide background check, physicals, drug screening, and chest exams of new hires for open opportunities during the transition.

•  Provide direct deposit and tax elections of new hires until SNA ADP payroll is live.

•  Provide direct deposit and tax elections of new hires until SNA ADP benefits is live.

					7 months	Total: $1797 Monthly: $257	Not needed.

HR.03	HR	Provider (Unimin): Jennifer Fox Recipient (SNA): Jennifer Bowen	US Payroll, Payroll Manager & Coordinator

•  Provide weekly and bi-monthly payroll services for SNA employees under the SNA FEIN.

•  Provide tax remuneration for all federal and state taxes under the SNA FEIN and State IDs.

•  Provide unemployment tax remuneration to respective employee states under the SNA FEIN and State IDs.

•  Provide tax remuneration for all employees paid by Belgium payroll and require federal, state, and local tax services.

•  Provide direct deposit and paycheck processing.

•  Provide collection of hours for hourly employees.

•  Provide accurate and timely issue resolution.

•  Provide collection of time off and applicable holiday time for processing.

•  Provide new hire support for any new hires during the transition of services period.

•  Provide remuneration of all benefit related deductions to respective vendors.

					7 months	Total: $63,548 Monthly: $9,078	Not needed.

• Provide IFS reporting requirements to accounting and finance. • Provide general ledger support. • Provide year-end tax filing on the federal and state levels.

HR.04	HR	Provider (Unimin): Jennifer Fox Recipient (SNA): Jennifer Bowen	US Time Tracking	• Maintain time tracking for SNA salaried/hourly US employees through UniOps.	7 months	Total: $1,750 Monthly: $250	Not needed.

HR.05	HR	Provider (Unimin): Jennifer Fox Recipient (SNA): Jennifer Bowen	Mexico Payroll, Payroll Manager & Coordinator

•  Provide weekly payroll services for SNA Mexico employees under GMP.

•  Provide tax remuneration for all federal, state, and local taxes under the GMP and State IDs.

•  Provide unemployment tax remuneration to respective employee states under the GMP and State IDs.

•  Provide direct deposit and paycheck processing.

•  Provide collection of hours for hourly employees.

•  Provide accurate and timely issue resolution.

•  Provide collection of time off and applicable holiday time for processing.

•  Provide new hire support for any new hires during the transition of services period.

•  Provide remuneration of all benefit related deductions to respective vendors.

•  Provide JD Edwards reporting requirements to accounting and finance.

•  Provide general ledger support.

•  Provide year-end tax filing on the federal, state, and local levels.

					7 months	Total: $1,633 Monthly: $233	Not needed.

HR.06	HR	Provider (Unimin): Jennifer Fox Recipient (SNA): Jennifer Bowen	401k Benefits Administration, Benefits Manager

•  Provide 401(k) benefits administration technology until SNA is live.

•  Provide participant oversight with loans, withdrawals, and general 401(k) plan questions.

•  Provide annual contribution calculations and details for posting in February 2019.

•  Provide annual plan testing and audit support.

•  Provide investment committee guidance and plan oversight.

				7 months* (12/31/18)	Total: $27,487 Monthly: $3,927 Non-FTE Total: NA	Not needed.

HR.07	HR	Provider (Unimin): Jennifer Fox Recipient (SNA): Jennifer Bowen	Health Care Services, Benefits Manager, Coordinator, and Benefits Finance Manager

•  Provide health care, dental, vision, and stop loss services until SNA goes live with its solution.

•  Provide participant issue and claim resolution related to all benefits.

•  Provide participant education and wellbeing activities.

•  Provide claims and reimbursement support through all activities through 12/31/2018.

•  Provide annual plan testing and audit support.

				7 months* (12/31/18)	Total: $23,660 Monthly: $3,380 Non-FTE Total: Plus pass through invoices for SNA related charges	Not needed.

HR.08	HR	Provider (Unimin): Jennifer Fox Recipient (SNA): Jennifer Bowen	Health Care Services

•  Provide pharmacy benefits management (PBM) services until SNA goes live with its solution.

•  Provide participant issue and claim resolution related to all benefits.

•  Provide participant education and wellbeing activities.

•  Provide claims and reimbursement support through all activities through 12/31/2018.

•  Provide annual plan testing and audit support.

				7 months* (12/31/18)	Total: NA Monthly: Pass through invoices for SNA related charges	Not needed.

HR.09	HR	Provider (Unimin): Jennifer Fox Recipient (SNA): Jennifer Bowen	Welfare Services

•  Provide disability (STD & LTD), adjudication, FMLA Administration, and critical illness insurance until SNA system is live.

•  Provide participant issue and claim resolution related to all benefits.

•  Provide claims and reimbursement support through all activities through 12/31/2018.

•  Provide annual plan testing and audit support.

				7 months* (12/31/18)	Total: NA Monthly: Pass through invoices for SNA related charges	Not needed.

HR.10	HR	Provider (Unimin): Jennifer Fox Recipient (SNA): Jennifer Bowen	Welfare Services

•  Provide HSA, FSA, and COBRA services until SNA system is live.

•  Provide participant issue and claim resolution related to all benefits.

•  Provide claims and reimbursement support through all activities through 12/31/2018.

•  Provide annual plan testing and audit support.

					7 months* (12/31/18)	Total: NA Monthly: Pass through invoices for SNA related charges	Not needed.

HR.11	HR	Provider (Unimin): Jennifer Fox Recipient (SNA): Jennifer Bowen	Welfare Services

•  Provide basic, supplemental, and AD&D insurance services until SNA system is live.

•  Provide participant issue and claim resolution related to all benefits.

•  Provide claims and reimbursement support through all activities through 12/31/2018.

•  Provide annual plan testing and audit support.

					7 months* (12/31/18)	Total: NA Monthly: Pass through invoices for SNA related charges	Not needed.

HR.12	HR	Provider (Unimin): Jennifer Fox Recipient (SNA): Jennifer Bowen	EAP	Provide employee assistance programs until SNA is live.	4 months	Total: NA Monthly: Pass through invoices for SNA related charges	Not needed.

HR.13	HR	Provider (Unimin): Jennifer Fox Recipient (SNA): Jennifer Bowen	Workers Compensation

•  Provide workers compensation services until SNA is live.

•  Provide participant issue and claim resolution related to all benefits.

•  Provide claims and reimbursement support through all activities through 12/31/2018.

•  Provide annual plan testing and audit support.

					4 months	Total: NA Monthly: Pass through invoices for SNA related charges	Not needed.

HR.14	HR	Provider (Unimin): Jennifer Fox Recipient (SNA): Jennifer Bowen	Immigration	Provide immigration services for those employees in-flight during the crossover of the transition.	4 months	Total: NA Monthly: Pass through invoices for SNA related charges	Not needed.

HR.15	HR	Provider (Unimin): Jennifer Fox Recipient (SNA): Jennifer Bowen	Relocation Services	Provide relocation services for those employees in-flight during the crossover of the transition.	4 months	Total: NA Monthly: Pass through invoices for SNA related charges	Not needed.

HR.16	HR	Provider (Unimin): Jennifer Fox Recipient (SNA): Jennifer Bowen	Employee Services

•  Provide direct billing for medical premium for those employee on unpaid leave of absences services until SNA goes live with its solution.

•  Provide participant issue and claim resolution related to all benefits.

•  Provide claims and reimbursement support through all activities through 12/31/2018.

•  Provide annual plan testing and audit support.

					7 months* (12/31/18)	Total: NA Monthly: Pass through invoices for SNA related charges	Not needed.

INFORMATION SERVICES

Service No.	Functional Area	Service Coordinator (for each Party)	Service	Description /Scope of Service	Service Period	Service Charge	Extension of Services
IS.01	Information Services	Provider (Unimin): Rob Hauzie Recipient (SNA): Edilson Santos	ERP

Unimin shall provide SNA with vendor management support for IFS in a manner consistent with current Unimin practices. Services include:

•  Payment of vendor invoices for costs associated with licenses used by SNA employees.

•  License management services.

•  Management of vendor escalations as required.

Exit from this service should be planned and executed in coordination with exits from services IS-2 (BNA) and IS-3 (Logicalis DC) to accommodate for technical dependencies between the applications and infrastructure components associated with these services.

					24 months	The cost is on a monthly pass through cost basis in accordance with the invoice Unimin receives from IFS and shall only include cost associated with software licenses used by SNA employees.	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 12 additional months by giving no less than thirty (30) days’ prior written notice to the Provider’s Service Coordinator of such extended period.

IS.02	Information Services	Provider (Unimin): Rob Hauzie Recipient (SNA): Edilson Santos	Fixed asset tracking support

Unimin shall provide SNA with support for BNA in a manner consistent with current Unimin practices. Services include:

•  Application access provisioning for SNA employees.

•  License management services.

•  Management of vendor escalations as required.

•  Payment of vendor invoices for costs associated with licenses used for tracking of SNA assets.

•  Provide necessary data extracts for TSA exit activities.

Exit from this service should be planned and executed in coordination with exits from services IS-1 (ERP) and IS-3 (Logicalis DC) to accommodate for technical dependencies between the applications and infrastructure components associated with these services.

					24 months	The cost is on a monthly pass through cost basis in accordance with the invoice Unimin receives from BNA and shall only include cost associated with software licenses used to track SNA assets.	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 12 additional months by giving no less than thirty (30) days’ prior written notice to the Provider’s Service Coordinator of such extended period.

IS.03	Information Services	Provider (Unimin): Rob Hauzie Recipient (SNA): Edilson Santos	Datacenter management for ERP

Unimin vendor management services for core Data Center services, vendor escalations and payment of vendor invoices for services provided by Logicalis. Services include managed services for production and non-production environment as well as disaster recovery infrastructure.

Services provided by Logicalis include:

•  Support core Data Center services (e.g. virtual machine management) and Backup/Replication services to ensure business continuiy.

•  Enable SNA access to DR sites including the standing up associated infrastructure.

•  Allow mutually agreed upon administrative rights and physical access to data centers for IT infrastructure resources.

•  Provide monitoring services for core infrastructure and applications including reporting, availability metrics and uptime details consistent with practices prior to Day 1.

Exit from this service should be planned and executed in coordination with exits from services IS-2 (BNA) and IS-3 (Logicalis DC) to accommodate for technical dependencies between the applications and infrastructure components associated with these services.

				24 months	The cost is on a monthly pass through cost basis in accordance with the invoice Unimin receives from Logicalis and shall only include cost associated with services provided to SNA.	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 12 additional months by giving no less than thirty (30) days’ prior written notice to the Provider’s Service Coordinator of such extended period.

IS.04	Information Services	Provider (Unimin): Rob Hauzie Recipient (SNA): Edilson Santos	CRM support for HPQ

Unimin shall provide SNA with access to the Legacy Unimin Saleforce.com organization in a manner consistent with current Unimin practices. Services include:

•  Application access provisioning for SNA employees.

•  Provide monitoring capability and reports to SNA as requested and mutually agreed.

•  Provide continued full access to historical data.

•  Provide necessary data extracts to support for TSA exit activities.

				3 months	The cost is on a monthly pass through cost basis in accordance with the invoice Unimin receives from Salesforce.com and shall only include cost associated with software licenses used by SNA employees.	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 2 additional months by giving no less than thirty (30) days’ prior written notice to the Provider’s Service Coordinator of such extended period.

IS.05	Information Services	Provider (Unimin): Rob Hauzie Recipient (SNA): Edilson Santos	CRM support for C&P

Unimin shall provide SNA with access to the Legacy Unimin Saleforce.com organization in a manner consistent with current Unimin practices. Services include:

•  Application access provisioning for SNA employees.

•  Provide monitoring capability and reports to SNA as requested and mutually agreed.

•  Provide continued full access to historical data.

•  Provide necessary data extracts to support for TSA exit activities.

				24 months	The cost is on a monthly pass through cost basis in accordance with the invoice Unimin receives from Salesforce.com and shall only include cost associated with software licenses used by SNA employees.	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 12 additional months by giving no less than thirty (30) days’ prior written notice to the Provider’s Service Coordinator of such extended period.

IS.06	Information Services	Provider (Unimin): Rob Hauzie Recipient (SNA): Edilson Santos	Email Forwarding

Unimin shall provide SNA with email forwarding services for SNA employees consistent with current practices of Unimin. Services include:

•  Forward all email (external and internal) addressed to SNA employees’ unimin.com email address to the appropriate recipient mailboxes in the sibelco.com domain.

•  Preventative and Routine maintenance (Levels 2 and 3) including: Incident diagnosis and resolution; Routine configuration and monitoring support; On-going system maintenance (including minor break / fix work).

This service shall not begin on Day 1, but upon the migration of email accounts from Sibelco’s email tenant to Unimin’s tenant.

				The period starting on the migration of the Unimin.com domain from Sibelco’s email tenant to Unimin’s tenant and ending 6 months after close	The cost is on a monthly pass through cost basis in accordance with the invoice Unimin receives from Microsoft and shall only include cost associated with software licenses used by SNA employees.	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 3 additional months by giving no less than thirty (30) days’ prior written notice to the Provider’s Service Coordinator of such extended period.

IS.07	Information Services	Provider (Unimin): Rob Hauzie Recipient (SNA): Edilson Santos	Internet connectivity, MPLS

Unimin shall provide SNA with support for Internet connectivity and MPLS core connectivity in a manner consistent with current Unimin practices. Services include:

•  Payment of vendor invoices for costs associated with services provided to SNA sites.

•  Management of vendor escalations as required.

				24 months	The cost is on a monthly pass through cost basis in accordance with the invoice Unimin receives from the Internet Service Providers and shall only include cost associated with services provided to SNA sites.	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 12 additional months by giving no less than thirty (30) days’ prior written notice to the Provider’s Service Coordinator of such extended period.

IS.08	Information Services	Provider (Unimin): Rob Hauzie Recipient (SNA): Edilson Santos	Mobile Services and Devices

Unimin shall provide SNA with support for mobile telecommunications (voice and data) services in a manner consistent with current Unimin practices. Services include:

•  Payment of vendor invoices for costs associated with services provided to SNA employees.

•  Management of vendor escalations as required.

•  Provide break/fix activities by and through their employees or designated vendor(s).

				12 months	The cost is on a monthly pass through cost basis in accordance with the invoice Unimin receives from the Mobile Telecommunications Service Providers and shall only include cost associated with services provided to SNA employees.	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 6 additional months by giving no less than thirty (30) days’ prior written notice to the Provider’s Service Coordinator of such extended period.

IS.09	Information Services	Provider (Unimin): Rob Hauzie Recipient (SNA): Edilson Santos	Telephony, Landlines

Unimin shall provide SNA with support for telephony services providers to maintain local, long distance, voice and data telecommunication services in a manner consistent with current Unimin practices. Services include:

•  Payment of vendor invoices for costs associated with services provided to SNA sites.

•  Management of vendor escalations as required.

				12 months	The cost is on a monthly pass through cost basis in accordance with the invoice Unimin receives from the Telephony Service Providers and shall only include cost associated with services provided to SNA sites.	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 6 additional months by giving no less than thirty (30) days’ prior written notice to the Provider’s Service Coordinator of such extended period.

IS.10	Information Services	Provider (Unimin): Rob Hauzie Recipient (SNA): Edilson Santos	Geographic Information System

Unimin shall provide SNA with vendor management support for ARCGIS in a manner consistent with current Unimin practices. Services include:

•  Payment of vendor invoices for costs associated with licenses used by SNA employees.

•  License management services.

•  Management of vendor escalations as required.

				6 months	The cost is on a monthly pass through cost basis in accordance with the invoice Unimin receives from ARCGIS and shall only include cost associated with software licenses used by SNA employees.	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 3 additional months by giving no less than thirty (30) days’ prior written notice to the Provider’s Service Coordinator of such extended period.

IS.11	Information Services	Provider (Unimin): Rob Hauzie Recipient (SNA): Edilson Santos	Engineering Software

Unimin shall provide SNA with vendor management support for Autodesk in a manner consistent with current Unimin practices. Services include:

•  Payment of vendor invoices for costs associated with licenses used by SNA employees.

•  License management services.

•  Management of vendor escalations as required.

				2 months	The cost is on a monthly pass through cost basis in accordance with the invoice Unimin receives from Autodesk and shall only include cost associated with software licenses used by SNA employees.	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 1 additional month by giving no less than thirty (30) days’ prior written notice to the Provider’s Service Coordinator of such extended period.

IS.12	Information Services	Provider (Unimin): Rob Hauzie Recipient (SNA): Edilson Santos	Health & Safety Application Support

Unimin shall provide SNA with vendor and contractor management support for USIS in a manner consistent with current Unimin practices. Services include:

•  Payment of vendor invoices for costs associated Break/Fix support, migration planning and execution and application access provisioning.

•  Management of vendor and contractor escalations as required.

				3 months	The cost is on a monthly pass through cost basis in accordance with the invoice Unimin receives from Warren Systems and external contractors supporting USIS and shall only include cost associated with services provided to SNA.	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 1 additional month by giving no less than thirty (30) days’ prior written notice to the Provider’s Service Coordinator of such extended period.

IS.13	Information Services	Provider (Unimin): Rob Hauzie Recipient (SNA): Edilson Santos	Consultative Services	Unimin shall provide SNA with subject matter expertise and consultative services to support TSA exit activities for services described in this document.	24 months	This service shall be charged at a per-hour basis at a rate of $113.75 per employee. (Calculated at a standard rate of $700 per employee per day plus a 30% HR fringe rate).	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 12 additional months by giving no less than thirty (30) days’ prior written notice to the Provider’s Service Coordinator of such extended period.

INFORMATION SERVICES (REVERSE)

Service No.	Functional Area	Service Coordinator (for each Party)	Service	Description /Scope of Service	Service Period	Service Charge	Extension of Services
IS.14	Information Services	Provider (SNA): Edilson Santos Recipient (Unimin): Rob Hauzie	Other Business Applications

SNA shall provide Unimin with support for various business applications in a manner consistent with current Sibelco practices. Services include:

•  Preventative and Routine maintenance (Levels 2 and 3) including: Incident diagnosis and resolution; Routine configuration and monitoring support; On- going system maintenance (including minor break / fix work).

•  Provide a transfer of knowledge as necessary to enable Unimin to assume the services in accordance with the provisions the TSA.

Supported applications:

•  UMIS

•  Manager Plus

•  OpsCon

•  UPODS

•  UniOps

•  LCS

•  BoL Importer

•  Labware (LIMS)

•  TSR/URR

•  Kasota Well Monitor

•  QCDars

•  USIM PAC

•  Sizer

This service shall not exceed 35 FTE hours per month.

					7 months	$4,004 per month* *Based on current level of support, estimated at 35 FTE / hours per month. Pricing will be adjusted to reflect additional support costs.	Recipient shall have the right at any time to extend the Termination Date for these Transition Services for a period of up to 3 additional months by giving no less than thirty (30) days’ prior written notice to the Provider’s Service Coordinator of such extended period.